EXHIBIT 99.2

EXHIBIT 99.2-PRO-FORMA FINANCIAL INFORMATION
                   (IN THOUSANDS)


                                                 TRANSIT           CERTIFIED
                                                GROUP, INC         TRANSPORT,        PRO FORMA        PRO FORMA
                                               MARCH 31, 1998         INC.          ADJUSTMENTS     MARCH 31, 1998
                                              ----------------------------------------------------------------------
CURRENT ASSETS                                        15,039          4,202           (150) (a)         19,091
PROPERTY AND EQUIPMENT                                31,432          4,076          1,550  (a)         37,058
GOODWILL                                              31,526              -          1,000  (a)         32,526
OTHER NONCURRENT ASSETS                                  774            999                              1,773

                                              ----------------------------------------------------------------------

                                                      78,771          9,277          2,400              90,448
                                              ======================================================================

ACCOUNTS PAYABLE AND ACCRUED EXPENSES                 10,260          2,717                             12,977
CURRENT PORTION OF LONG TERM DEBT                      9,178            700                              9,878
LONG-TERM DEBT                                        28,773          1,035          1,500  (a)         31,308
DEFERRED TAXES                                         2,357              -                              2,357

                                              ----------------------------------------------------------------------

                                                      50,568          4,452          1,500              56,520

REDEEMABLE COMMON STOCK                                7,127              -              -               7,127

STOCKHOLDERS EQUITY                                   21,076          4,825            900  (a)         26,801
                                              ----------------------------------------------------------------------

                                                      78,771          9,277          2,400              90,448
                                              ======================================================================


(a) TO  REFLECT  THE  APB 16  PURCHASE  ACCOUNTING  ADJUSTMENTS  INCLUDING  THE
    FINANCING OF $1.5 MILLION, THE ISSUANCE OF 1,072,000 SHARES OF THE COMPANY'S STOCK, AND EXPENSES INCURRED IN CONNECTION WITH THE ACQUISITION OF CERTIFIED TRANSPORT, INC. GOODWILL OF APPROXIMATELY $1 MILLION WAS RECORDED WHICH WILL BE AMORTIZED OVER A 40 YEAR PERIOD.

EXHIBIT 99.2-PRO-FORMA FINANCIAL INFORMATION
                   (IN THOUSANDS, EXCEPT SHARE DATA)

 TWELVE MONTH            TRANSIT     CAROLINA  SERVICE   CAPITOL    CARROLL  RAINBOW              CERTIFIED         UNAUDITED
 DECEMBER 31,            GROUP,INC.  PACIFIC   EXPRESS   WAREHOUSE  FULMER   TRUCKING   TRM,INC.  TRANSPORT    ADJ. PRO FORMA
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                (686)(b)
REVENUES                      -     12,353      4,560     17,886     63,739   14,294      5,958      21,095    1,500 (c)    140,699
                         ----------------------------------------------------------------------------------------------- ----------

SALARIES & WAGES              -      4,611      1,569      5,687      8,484    3,937      2,410       4,191     (250)(e)     30,640
                                                                                                               1,545 (c)
OPERATING EXPENSES            -      5,908      1,413      8,361     50,898    8,337      2,368      12,905     (186)(b)     91,549
DEPRECIATION
 & AMORTIZATION               -        669        426      2,219        948      254        760       1,688        -          6,963
  GOODWILL ADJUSTMENT         -          -          -          -          -        -          -           -      814 (d)        814
GENERAL
 & ADMINISTRATIVE           900         87        254        244      1,660      810         99         782        -          4,836
                                                                                                                (184)(c)
INTEREST EXPENSE            166        405         80      1,077        926      153        275         409      915 (d)      4,222
OTHER EXPENSE                 -        518        596       (244)       (58)       -          -           -     (500)(b)        312
                         ----------------------------------------------------------------------------------------------- ----------

TOTAL EXPENSES            1,066     12,198      4,338     17,344     62,858   13,491      5,912      19,975    2,154        139,335
                         ----------------------------------------------------------------------------------------------- ----------


PRE-TAX INCOME           (1,066)       155       222        542         881      803        46        1,120     (654)         1,364

INCOME TAXES             (1,365)        62        89        217         353      321        18          448        -            144
                         ----------------------------------------------------------------------------------------------- ----------

NET INCOME                  299         93       133        325         529      482        28          672     (654)         1,220
                         =============================================================================================== ==========


WEIGHTED AVERAGE NO OF SHARES-BASIC                                                                                      17,870,348
                                                                                                                         ==========

WEIGHTED AVERAGE NO OF SHARES-DILUTED                                                                                    19,314,457
                                                                                                                         ==========

EARNINGS PER SHARE-BASIC                                                                                                       0.07
                                                                                                                         ==========

EARNINGS PER SHARE-DILUTED                                                                                                     0.06
                                                                                                                         ==========

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

     (a) ON MAY 5,1998 TRANSIT GROUP, INC. (THE "COMPANY") COMPLETED THE ACQUISITION OF CERTIFIED TRANSPORT, INC. AND ITS AFFILIATE, VENTURE LOGISTICS, INC. ("CERTIFIED") THE COMPANY HAD COMPLETED SIX ACQUISITIONS PRIOR TO THE ACQUISITION OF CERTIFIED. A RECAP OF THE COMPANY'S ACQUISITIONS IS AS FOLLOWS:

                                           DATE           CASH           SHARES
          COMPANY                        ACQUIRED       PAID(MIL)        ISSUED
          -------                        --------       ---------        ------
          CERTIFIED TRANSPORT, INC.       MAY 5, 1998     $1.5        1,072,000
          TRM, INC.                  JANUARY 31, 1998     $0.2          366,000
          RAINBOW TRUCKING, INC.    DECEMBER 30, 1997        -          679,000
          CARROLL FULMER, INC.        AUGUST 29, 1997        -        4,167,000
          SERVICE EXPRESS, INC.       AUGUST 15, 1997        -          903,000
          CAPITOL WAREHOUSE, INC.     AUGUST 15, 1997        -          641,000
          CAROLINA PACIFIC
           DISTRIBUTORS, INC.           JULY 11, 1997     $3.7        1,733,000

         THE FINANCIAL STATEMENTS OF THE COMPANY, CERTIFIED, TRM, INC. AND SERVICE EXPRESS, INC. ARE PREPARED ON A CALENDAR YEAR-END BASIS WHILE CARROLL FULMER INC. USED A FISCAL YEAR ENDED MAY 31, 1997, CAPITOL WAREHOUSE, INC. USED A FISCAL YEAR ENDED FEBRUARY 29, 1997 AND CAROLINA PACIFIC DISTRIBUTORS, INC. USED A FISCAL YEAR ENDED SEPTEMBER 30, 1997. ACCORDINGLY, THE ACCOMPANYING UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF THE COMPANY CERTIFIED, TRM, INC. AND SERVICE EXPRESS, INC., AND THE MAY 31,1997 AND AUGUST 31, 1997 FINANCIAL STATEMENTS OF CARROLL FULMER, INC. AND THE FEBRUARY 29,1997 AND AUGUST 31, 1997 FINANCIAL STATEMENTS OF CAPITOL WAREHOUSE, INC., AND THE SEPTEMBER 30, 1997 FINANCIAL STATEMENTS OF CAROLINA PACIFIC DISTRIBUTORS, INC., RESPECTIVELY. SUCH FINANCIAL INFORMATION IS INTENDED TO REFLECT THE COMBINED FINANCIAL POSITION AND RESULTS OF OPERATIONS AS OF EACH OF THE PERIODS PRESENTED AND IS NOT NECESSARILY INDICATIVE OF FUTURE COMBINED FINANCIAL POSITION OR RESULTS OF OPERATIONS.
     (b) TO ELIMINATE INTERCOMPANY TRANSACTIONS.
     (c) TO REFLECT THE PURCHASE BY THE COMPANY OF CERTAIN ADDITIONAL PRODUCTIVE ASSETS FROM AN AFFILIATE OF CAROLINA PACIFIC DISTRIBUTORS, INC. AND THE ASSUMPTION OF RELATED BORROWINGS, AND THE CAPITAL LEASE BY THE COMPANY OF ADDITIONAL PRODUCTIVE ASSETS FROM AFFILIATES OF CARROLL FULMER, INC.
     (d) TO REFLECT THE APB 16 PURCHASE ACCOUNTING ADJUSTMENTS INCLUDING THE FINANCING OF $5.4 MILLION IN CASH PAID AT CLOSING, THE ISSUANCE OF APPROXIMATELY 9.6 MILLION SHARES AT FAIR MARKET VALUE OF THE COMPANY'S COMMON STOCK TO THE SHAREHOLDERS OF THE ACQUIRED COMPANIES AND EXPENSES ASSOCIATED WITH THE ACQUISITIONS. IN CONNECTION WITH THE ACQUISITIONS, GOODWILL OF APPROXIMATELY $33.0 MILLION WAS RECORDED. SUCH GOODWILL WILL BE AMORTIZED OVER A 40-YEAR PERIOD.
     (e) TO REFLECT CERTAIN ADJUSTMENTS TO SALARIES AND EMPLOYEE BENEFITS RESULTING FROM THE ACQUISITION OF CAROLINA PACIFIC DISTRIBUTORS, INC.

EXHIBIT 99.2-PRO-FORMA FINANCIAL INFORMATION
                   (IN THOUSANDS, EXCEPT SHARE DATA)

                                     (A)               (B)             (C)
 THREE MONTHS ENDED                TRANSIT          CERTIFIED       PRO FORMA         UNAUDITED
 MARCH 31,                        GROUP,INC.        TRANSPORT      ADJUSTMENTS        PRO FORMA
--------------------------------------------------------------------------------------------------
REVENUES                             26,430            3,623            (196)        138,862
                              --------------------------------------------------------------------

SALARIES & WAGES                      5,599            1,962                            7,561
OPERATING EXPENSES                   17,025              661                           17,686
DEPRECIATION & AMORTIZATION           1,349              265            (110) (b)       1,510
  GOODWILL ADJUSTMENT                                                      6  (c)
GENERAL & ADMINISTRATIVE                711              186                              897
INTEREST EXPENSE                        804               40               31             875
                              --------------------------------------------------------------------

TOTAL EXPENSES                       25,488            3,114              (73)         28,529
                              --------------------------------------------------------------------


PRE-TAX INCOME                          942              509             (123)          1,328

INCOME TAXES                            100               51              (12)(e)         139
                              --------------------------------------------------------------------

NET INCOME                              842              458             (111)          1,189
                              ====================================================================


WEIGHTED AVERAGE NO OF SHARES-BASIC                                                17,870,348
                                                                                   ===============

WEIGHTED AVERAGE NO OF SHARES-DILUTED                                              19,314,457
                                                                                   ===============

EARNINGS PER SHARE-BASIC                                                                 0.09
                                                                                   ===============

EARNINGS PER SHARE-DILUTED                                                               0.08
                                                                                   ===============

     (A) CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 1998 FOR TRANSIT GROUP, INC.

     (B) STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 1998 FOR CERTIFIED TRANPORT, INC. ("CTI") WHICH WAS ACQUIRED BY TRANSIT GROUP ON MAY 5, 1998.

     (C) PRO FORMA ADJUSTMENTS

     (a) TO ADJUST FOR GAIN ON SALE OF REVENUE EQUIPMENT REALIZED BY
         CTI.
     (b) TO REFLECT IMPACT OF BASIS STEP UP ON FIXED ASSETS AND ADJUSTMENT OF USEFUL LIVES OF EQUIPMENT TO COMPLY WITH COMPANY POLICY.
     (c) TO REFLECT AMORTIZATION OF GOODWILL
     (d) TO REFLECT INTEREST EXPENSE ASSOCIATED WITH NEW BORROWINGS
         INCURRED IN CONNECTION WITH THE ACQUISITION OF CTI AT AN AVERAGE INTEREST RATE OF 8.20%.
     (e) TO REFLECT INCOME TAX EFFECT OF PROFORMA ADJUSTMENTS.